NOTE 5 - PREMISES AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment Disclosure [Text Block]

NOTE 5 - PREMISES AND EQUIPMENT

Premises and equipment are summarized as follows:

	December 31,
	2011	2010
Land	$1,080,548	$1,080,548
Buildings and improvements	9,589,586	9,589,586
Furniture and fixtures	4,584,349	4,465,226
	$15,254,483	$15,135,360
Less: Accumulated depreciation	(8,168,700)	(7,766,456)
Premises and equipment, net	$7,085,783	$7,368,904